Rowan Companies, Inc.
Investor Presentation

Forward Looking Statement
 This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially are the following: oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation;
 weather conditions in the Company’s principal operating areas; and
 environmental and other laws and regulations. Other relevant factors have been disclosed in the Company’s filings with the U. S. Securities and Exchange Commission.

Rowan Companies, Inc. is a major provider of international and domestic offshore and land contract drilling services. The Company also owns and operates a manufacturing division that produces equipment for the drilling, mining and timber industries.
• NYSE:   RDC
• Market Cap:  $4.4 billion
• Headquarters: Houston, Texas
• Employees:  ~ 5,000
Corporate Overview

2005
2007 Est.
 2006
Offshore 63%
Revenue Breakdown
Offshore 60%
Offshore 57%
Manufacturing
 27%
Land 10%
Manufacturing
29%
Land 11%
Manufacturing
32%
Land 11%

Rowan begins jack-up rig
drilling & enhancements to
its fleet
Rowan buys first
diesel electric rig
Rowan Drilling
Company founded by
brothers Charlie &
Arch Rowan
Rowan completes
initial public offering
on the American
Stock Exchange
LTI delivers
Rowan’s first
Super Gorilla
class jack-up rig
Rowan acquires synergistic
manufacturing subsidiary, LTI
1984
Rowan & LTI invent the
first cantilever jack-up
drilling rig, the Rowan Fort
Worth
Rowan’s first
crew sent to drill
in Alaska
Rowan brings in Simmons
No. 1, starting an oil boom
in Wortham, TX
2004
LTI delivers
Rowan’s first
Tarzan Class rig
1998
1994
1978
1976
1970
1967
1957
1954
Rowan
undertakes first
platform-mounted
drilling job in
deep water
1935
1924
1923
History of Industry Firsts
Rowan listed on the
New York Stock
Exchange
LTI delivers the first
harsh environment
jack-up, the Rowan
Gorilla
2006
2007
Rowan moves 4
jack-ups to the
Middle East
Rowan
announces
construction of 6
new jack-ups

Land Drilling
Manufacturing
Continue growth of LTI
• Become clear #2 in oilfield drilling equipment
 market
Support offshore and land drilling divisions
• State-of-the-art rig designs
• Reduced newbuild rig costs
• Superior maintenance and service
Offshore Drilling
Aggressive jack-up fleet growth
• Become the leading high spec offshore
 driller
• Double fleet in 10 years
Assess strategic opportunities in
 deep-water market
• Rig or company acquisition
Strategic Plan
Grow land drilling fleet
• Become the leading high spec land
 driller
• Expand fleet to 50 rigs in 10 years
Support offshore drilling division
• Develop crews for the Offshore Drilling
 Division
• Validate prototype equipment for
 offshore fleet
Mission
To increase long term shareholder value by being the world’s most capable provider of high specification contract drilling services and oilfield drilling equipment
Reduce income tax cost

Business Unit Synergy
Newbuild speed, flexibility and cost benefit
Offshore
Drilling
Manufacturing
Land Drilling

• State-of-the-art rig fleet
 – The highest specification jack-up fleet worldwide
 – New build jack-ups have high return on investment
• International expansion
 – Rowan now generates over 50% of drilling revenue from foreign operations
• Growing, synergistic manufacturing business
 – Rig designs and service maintain long-term differentiation as high capability driller
 – Able to expand rig fleet with reduced risk
 – New rig designs will exploit niche markets and weather industry downturns
• Operational excellence
 – Experienced leadership team and highly-skilled operating crews
• Loyal customer base
 – Rated #1 overall in Total Customer Satisfaction*
*According to the 2006 Energy Point Research Drilling and Wellsite Contractors survey
Competitive Advantages

Average Land Day Rates
Average Jack-Up Day Rates
Rowan’s High Spec Rig Fleet
 •29 high spec land rigs currently operating in Texas,
  Louisiana, Oklahoma and Alaska
 •19 of the 29 rigs are on term contracts,
 •3Q 2007 average day rate: $ 23,300
 •3Q land rig utilization was 96%
 •Average Well Depth: 16,615’
Land
Offshore
• 2007: Own 8 of 12 high spec jack-up rigs (2 million lb.
 hook load) in the world
 2011: Will own 17 of 36 high spec rigs
• 21 jack-up rigs working in the GOM, the Middle East, North
 Sea and Trinidad
 – 17 premium cantilever jack-up rigs featuring 3 harsh
 environment Gorilla class rigs, 4 enhanced Super Gorilla class rigs and 3 Tarzan class rigs
 – 4 conventional jack-up rigs, including 3 rigs with skid base capability
• Have capability of drilling to depths of up to 35,000 feet in up to 550 feet of water
• 3Q 2007 average day rate: $158,200 with offshore rig
 utilization of 99%

$
$138,125
$98,872
$76,430
$75,259
Superior Dayrates and Utilization
Average Dayrate - Current
Average Dayrate - 2004-2007*
U.S. Gulf of Mexico
$
$152,500
$131,893
$109,781
$84,644
Middle East
$
220,000
$178,879
$170,302
$110,218
North Sea
% Utilization
* Middle East statistics are for 2006-2007

Why Build Additional High Spec Jack-Ups?
• Meet customer demand
• Deep gas, extended reach, niche market jack-ups
 earn higher dayrates and have higher utilization
• Expand presence in the Middle East and North Sea,
 and enter additional international markets
• Invest for long-term growth at high rates of return
• Increase shareholder value

High Spec Jack-Ups Will Be Required To Meet
The Operational Challenges Of The Future
Maersk- Al Shaheen Project Qatar
Rowan Paris II6-C- 24,300 ft.
Multilateral

High Spec Jack-Ups Will Be Required To Meet
The Operational Challenges Of The Future
Maersk- Tyra Platform
Offshore Denmark
Gorilla VII- 28,400 ft.

High Spec Jack-Up as Attractive as Floater Market
Current Fleet
New Builds
Major Markets
Pretax ROI
(New Build)
High Spec Jack-up
12
24
GOM, Brazil, ME,
W. Africa, North Sea
25%
High Spec Floater*
24
50
GOM, Brazil, ME,
W. Africa, North Sea
18%
Only 12 of the 407 jack-ups in the current worldwide fleet are high spec.
Rowan owns eight of these and is building nine more.
Includes data supplied by ODS-Petrodata
* High spec floaters are defined as 7800’ water depth or greater

Contracted (368)
Not Contracted (42)
Worldwide Utilization: 90%
Forecasted Supply Deficit: 35 - 46 jack-ups
Mediterranean: 100%
C & S America: 88%
US GOM: 63%
Mexico: 100%
West Africa: 100%
North Sea: 100%
Middle East: 94%
SE Asia: 100%
19
52
31
2
36
25
87
6
41
15
30
Indian Ocean: 100%
33
Australia: 100%
3
Includes data supplied by ODS-Petrodata, Inc; Copyright 2007
Eastern Canada
410 Total jack-ups
Current Worldwide Jack-up Supply / Demand
12-14 rig deficit
1 rig deficit
3-4 rig deficit
2 rig deficit
2-4 rig deficit
4-7 rig deficit
7-9 rig deficit
2-3 rig deficit
2 rig deficit

Migration INTO the region
Migration OUT of the region
Projected Demand 2007 - 2011: 77- 81 rigs
Medium Term Jack-up Deficit of 80 Rigs
Eastern
Canada:
1 jack-up
US GOM
Mexico:
 10-14 jack-ups
Trinidad:
1 jack-ups
Brazil:
 2 jack-ups
Argentina:
1 jack-up
North Sea:
2 jack-ups
Med / Black Sea :
2 jack-ups
West Africa:
12 jack-ups
Indian Ocean:
3 Rigs
SE Asia:
 Newbuild exit region
Australia:
2 jack-ups
ODS Petrodata
Sources: ODS-Petrodata, and Pareto Securities

9
34
29
8
Approximately 90 percent of the current fleet is over 20 years old, and 45 percent is over 30 years old. Attrition will continue, and the market will demand approximately 80 additional jack-ups (net of attrition) over the next four years.
Jack-up Newbuilds Less Than Demand
Contracted Newbuild Jack-ups

Average Jack-up Fleet Age, by Company

• Strong relationships with jack-up operators world-wide
 – 28 operators employ 70% of global jack-up fleet
• Not dependent on Gulf of Mexico
 – Deep gas could revive U.S. GOM Shelf in 2008, 2009
 – Additional high-spec jack-ups could re-enter GOM if Deep Gas proves successful
• Strength in the Middle East
 – Only company to mobilize 6 rigs without penalty, driven by operational excellence.
 – Strong demand in the Middle East will continue to drive the global jack-up market
• Demand in the North Sea will continue to attract high spec jack-ups
• Continued diversification of jack-up fleet to international markets
 - Middle East, West Africa, Mediterranean, North Sea, South America
Rowan’s International Focus

2nd Quarter 2007
(Net Book Value Per Area)
4th Quarter 2006
The Middle East and the U.S. Gulf of Mexico are the
two dominant jack-up markets, together demanding
50 percent of the world fleet
U.S. Gulf of Mexico
33%
Middle East
26%
North Sea
39%
Trinidad
2%
Trinidad
2%
International Expansion Continues
U.S. Gulf of Mexico
51%
North Sea
29%
Eastern Canada
13%
Middle East
5%

Rowan’s Offshore Fleet 2011 - 30 Total Jack-ups
Gorilla Class
3 Rigs
10%
300-350’ 116-C
7 Rigs
23%
350’ Slot
2 Rigs
7%
250’- 300’Slot
2 Rigs
7%
TARZAN Class
4 Rigs
13%
Super Gorilla Class
4 Rigs
13%
240-C
4 Rigs
13%
375’116-C
4 Rigs
13%

2005: 20 jack-ups
2007: 21 jack-ups
2011: 30 jack-ups
Total Fleet
Fleet Location - Present and Future
West Africa
2011 - 2-3 jack-ups
Middle East
2007 - 8 Jack-ups
2011 - 15-17 jack-ups
Mediterranean
2011 - 3 jack-ups
North Sea
2005 - 2 Jack-ups
2007 - 3 Jack-ups
2011 - 4-5 jack-ups
Eastern Canada
2005 - 1 jack-up
U.S. Gulf of Mexico
2005 - 17 Jack-ups
2007 - 9 Jack-ups
2011 - 3-4 Jack-ups
Mexico
2011 - 2 jack-ups
Trinidad
2007 - 1 Jack-up
2011 - 2 Jack-ups

Mining Products
Drilling Systems
Power Systems
Forestry Products
Steel Products
Offshore Products
LeTourneau Technologies, Inc.
Land Products

Forestry & Mining
Mining Distribution
Forestry Distribution
Drilling Products Distribution
LeTourneau Technologies, Inc. - Worldwide Operations

Consolidated Revenue
(In Millions)
Financial Performance
Nine Months Ended September 30
Consolidated EBITDA
(In Millions)

State-of-the-art
Equipment
Experienced and
loyal workforce
International
Expansion &
Diversification
Loyal Customer
Base
Synergistic
Manufacturing
Business
Strong Financial
Performance &
Balance Sheet
Operational
Excellence
Attractive Valuation
Investment Highlights

• Rowan Companies, Inc. (the "Company") and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the
 Company's 2008 Annual Meeting of Stockholders (the "Annual Meeting"). The Company plans to file a proxy statement with the Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for the Annual Meeting (the "2008 Proxy Statement"). Information
 regarding the names of the Company's directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company's proxy statement relating to the 2007 annual meeting of stockholders, which may be obtained free of charge at the SEC's website at http://www.sec.gov and the Company's website at
 http://www.rowancompanies.com. Additional information regarding the interests of such potential participants will be included in the 2008 Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting.
• Promptly after filing its definitive 2008 Proxy Statement for the Annual Meeting with the SEC, the
 Company will mail the definitive 2008 Proxy Statement and a proxy card to each stockholder entitled to vote at the Annual Meeting. WE URGE INVESTORS TO READ THE 2008 PROXY
 STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT
 DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME
 AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of the 2008 Proxy Statement and any other documents filed by the Company with the SEC in connection with the Annual Meeting at the SEC's website at http://www.sec.gov, at the Company's website at http://www.rowancompanies.com or by contacting Melanie M. Trent, Secretary, Rowan Companies, Inc., 2800 Post Oak Boulevard,
 Suite 5450, Houston, Texas 77056-6189.